SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2005
FRANKLIN BANK CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-505I8 (Commission File Number)	11-3626383 (I.R.S. Employer Identification No.)

9800 Richmond Avenue, Suite 680	Houston, Texas 77042

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (713) 339-8900
Not applicable.

(Former name or former address, if changed since last report.)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
     Item 8.01 Other Events
     On December 13, 2005, the Compensation Committee of the Board of Directors of Franklin Bank Corp. (the “Company”) approved a form of restricted stock agreement for use in future awards of shares of restricted stock to the Company’s directors, named executive officers and employees under its 2004 Long-Term Incentive Plan (the “2004 Plan”). A copy of the form of restricted stock agreement is attached hereto as Exhibit 10.1.
Section 9 — Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits
     (a)      Not applicable.
     (b)      Not applicable.
     (c)      Exhibits.
     Exhibit 10.1      Form of Restricted Stock Agreement under the Registrant’s 2004 Long-Term Incentive Plan.

S I G N A T U R E
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BANK CORP.
Dated: December 13, 2005	By:	/s/ Russell McCann
Russell McCann
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Form of Restricted Stock Agreement under the Registrant’s 2004 Long-Term Incentive Plan.